Venezuelan operations	12 Months Ended
Dec. 31, 2020
Venezuelan Operations [Abstract]
Venezuelan operations	Venezuelan operations

The Company conducts business in Venezuela where currency restrictions exist, limiting the Company’s ability to immediately access cash through repatriations at the government’s official exchange rate. The Company’s access to Venezuelan Bolívares (VEF or VES) held by its Venezuelan subsidiaries remains available for use within this jurisdiction and is not restricted. The official exchange rate is established by the Central Bank of Venezuela.
Since February 2013, the Venezuelan government has announced several changes in the currency exchange regulations, including different mechanisms to access foreign currency. During 2018, the applicable system was DICOM that operated through an auction mechanism. The Company had access to DICOM at an exchange rate greater than the one published by the governmental authorities. Considering that under ASC 830, foreign currency transactions are required to be remeasured at the applicable rate at which a particular transaction could be settled, each time the Company accessed to DICOM at an exchange rate greater than the one published, this rate was considered for remeasurements purposes. Moreover, during 2019, the Central Bank of Venezuela permitted financial institution to participate as intermediaries in foreign currency operations.

On August 20, 2018, the Government announced the removal of five zeros from the Venezuelan currency and renamed it as “Sovereign Bolivar” (VES). In addition, the new currency devaluated from 2.48 to 59.93 VES per US dollar. Since that moment, the Sovereign Bolivar has been depreciating its value against US dollar.
The consequence of several reassessment of the exchange rate used for remeasurement purposes, the Company recognized negative impacts within the Consolidated Statement of Income, mainly related to the write down of certain inventories due to the impact on their net recoverable value, impairment of long-lived assets and foreign currency exchange results. The following table summarizes the impacts during fiscal years 2020, 2019 and 2018:

	2020	2019	2018
Write down of inventories (i)	$(1,625)	$(4,468)	$(61,007)
Impairment of long-lived assets (i)	(904)	(2,123)	(12,089)
Foreign currency exchange income (loss) (ii)	27	(583)	5,061

(i)Presented within Other operating income (expenses), net.
(ii)Presented within Foreign currency exchange results.

Revenues and operating (loss) income of the Venezuelan operations were $4,494 and $(7,712), respectively, for fiscal year 2020; $10,184 and $(8,240), respectively, for fiscal year 2019; and $78,859 and $(52,054), respectively, for fiscal year 2018.

As of December 31, 2020, the Company did not have a material monetary position, which would be subject to remeasurement in the event of further changes in the exchange rate. In addition, Venezuela’s non-monetary assets were $10.1 million (mainly fixed assets).

In addition to exchange controls, the Venezuelan market is subject to price controls. The Venezuelan government issued a regulation establishing a maximum profit margin for companies and maximum prices for certain goods and services. However, the Company was able to increase prices during the fiscal year ended December 31, 2020.
The Company’s Venezuelan operations, continue to be impacted by the country’s macroeconomic volatility, including the ongoing highly inflationary environment. Additionally, the operations would be further affected by more stringent controls on foreign currency exchange, pricing, payments, profits or imports; the continued migration or the high levels of unemployment. The Company continues to closely monitor developments in this dynamic environment, to assess evolving business risks and actively manage its operations in Venezuela.